EXHIBIT 15

October 31, 2006

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We are aware that our report dated May 8, 2006, except as to the section entitled “Restatement of the Consolidated Statements of Cash Flows” included in Note 1 to the consolidated interim financial statements, which is as of October 31, 2006 on our review of consolidated interim financial information of FirstEnergy Corp. (the “Company”) as of March 31, 2006 and for the three-month periods ended March 31, 2006 and 2005, included in the Company's quarterly report on Form 10-Q/A for the quarter ended March 31, 2006, is incorporated by reference in its Registration Statements on Form S-3 (Nos. 333-48587, 333-102074 and 333-103865) and Form S-8 (Nos. 333-56094, 333-58279, 333-67798, 333-72766, 333-72768, 333-81183, 333-89356, 333-101472, and 333-110662)

Very truly yours,

PricewaterhouseCoopers LLP

EXHIBIT 15

October 31, 2006

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We are aware that our report dated May 8, 2006, except as to the section entitled “Restatement of the Consolidated Statements of Cash Flows” included in Note 1 to the consolidated interim financial statements, which is as of October 31, 2006 on our review of consolidated interim financial information of Ohio Edison Company (the “Company”) as of March 31, 2006 and for the three-month periods ended March 31, 2006 and 2005, included in the Company's quarterly report on Form 10-Q/A for the quarter ended March 31, 2006, is incorporated by reference in its Registration Statement on Form S-3 (No. 333-133117).

Very truly yours,

PricewaterhouseCoopers LLP

EXHIBIT 15

October 31, 2006

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We are aware that our report dated May 8, 2006, except as to the section entitled “Restatement of the Consolidated Statements of Cash Flows” included in Note 1 to the consolidated interim financial statements, which is as of October 31, 2006 on our review of consolidated interim financial information of Pennsylvania Power Company (the “Company”) as of March 31, 2006 and for the three-month periods ended March 31, 2006 and 2005, included in the Company's quarterly report on Form 10-Q/A for the quarter ended March 31, 2006, is incorporated by reference in its Registration Statements on Form S-3 (Nos. 33-62450 and 33-65156).

Very truly yours,

PricewaterhouseCoopers LLP